EXHIBIT 10.2
             MINERAL PROPERTY AMENDING AGREEMENT


           THIS  AGREEMENT dated for reference  November  5,2002.


BETWEEN:

          ROBERT   GORDON  ANDERSON,  Seven   Mile
          Beach, P.O. Box 30620, Grand Cayman; and

               (the "Optionor")

                                                OF THE FIRST PART

AND:

                BLUESTONE VENTURES, INC.,  a  body
          corporate, duly incorporated under the laws of the State of Nevada and having an office at 8th Floor, 1006 Beach
          Avenue, Vancouver, British Columbia, V6E
          1T7;

          (the "Optionee")

                                          OF THE SECOND PART

W H E R E A S :

A. The Optionor and The Optionee entered into a Mineral Property Option Agreement dated December 15, 2000 (the "Agreement"), whereby the Optionor granted to the Optionee the exclusive right to acquire an undivided 100% undivided right, title and interest in and to the Nag Lake property located in the Thunder bay Mining District, Ontario, Canada (Claim no. TB1195902) (the "Claims");

B. The Optionor and the Optionee both desire that the Agreement be amended as set forth below;

           NOW THEREFORE IN CONSIDERATION of the payment of ONE THOUSAND DOLLARS ($1,000.00) by the Optionee to the Optionor, the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, including the premises, mutual covenants and agreements herein contained, the parties hereto agree to amend the Agreement as follows:

1. Subparagraphs 5.1 (b) and (c) be and are hereby deleted in their entirety and replaced with the following:



       Cash Payments

      (b) Pay to the Optionor a total of $250,000 in the following manner:

                     (i)   $25,000  upon execution  of  this
               Agreement (the Optionor acknowledges receipt of this payment);

                    (ii) $25,000 by June 1, 2003;

          (iii)     $100,000 by June 1, 2004;

          (iv) $100,000 on June 1, 2005;

          Expenditure Commitments

          (c) Provide funding of minimum cumulative expenditures for exploration and development work on the Claims of at least $100,000 under the direction of a qualified geologist or project engineer in the following manner:

                     (i)   $10,000  of  expenditures  to  be
               incurred, or caused to be incurred, by the Optionee on the Claims by August 30, 2003;

                     (ii) No less than a further $30,000  of
               expenditures to be incurred, or caused to be incurred, by the Optionee on the Claims by August 30, 2004; and

                    (iii)     No less than a further $60,000
               of expenditures to be incurred, or caused to be incurred, by the Optionee on the Claims by August 30, 2005."

2. All of the terms and conditions of the Agreement, except as amended or modified hereby, remain in full force and effect.

            IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

                                           BLUESTONE VENTURES,INC.
/s/ Robert Gordon Anderson___________________________  /s/ Edward Wong
Robert Gordon  Anderson   ____________________________  Authorized Signatory